SUPPLEMENT

DATED MARCH 29, 2010 TO
THE HARTFORD TAX-FREE NATIONAL FUND

PROSPECTUS DATED MARCH 1, 2010 (THE “PROSPECTUS”)

The above referenced Prospectus is revised as follows:

The Hartford Tax-Free National Fund

The following information amends and replaces the corresponding tables under the heading “Classes of Shares — How Sales Charges Are Calculated” for Class A and Class L.

Class A

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 — $ 99,999	4.00%	4.17%	3.50%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class L

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.25%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class L shares may be made with no front-end sales charge. However, there is a CDSC of 1.00% on any shares sold within 18 months of purchase. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

This Supplement should be retained with your Prospectus for future reference.

HV-7021	March 29, 2010